                                                                    EXHIBIT 10.6

                               AMENDMENT NO. 1

                         AMENDMENT TO SECOND AMENDED
                   AND RESTATED REVOLVING CREDIT AGREEMENT


        THIS AMENDMENT No. 1, dated as of the 30th day of June, 1997, by and between DURAKON INDUSTRIES, INC., a Michigan corporation, of Lapeer, Michigan (herein called "Company"), and COMERICA BANK, a Michigan banking corporation, of Detroit, Michigan (herein called "Bank");

                                 WITNESSETH:

        WHEREAS, Company and Bank are parties to that certain Second Amended and Restated Revolving Credit Agreement dated as of October 17, 1994 (herein called the "Agreement");

        WHEREAS, Company and Bank desire to amend the Agreement, as herein provided;

        NOW, THEREFORE, in consideration of the premises and for other valuable consideration, Company and Bank hereby agree as follows:

        1.      The Agreement is hereby amended as follows:

        (a) The definition of "Eurodollar Margin" set forth in Section 1 is hereby amended by deleting the reference to the term "Commitment Fee Percentage" in the chart set forth in said definition, and inserting "Eurodollar Margin" in place thereof.

        (b)     The definition of "Revolving Credit Maturity Date" set forth in
                Section 1 is hereby amended and restated to read in its entirety as follows:

                "Revolving Credit Maturity Date" shall mean June 30, 2000.

        2. Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 5.1 through 5.7 and in Sections 5.9 through 5.15 of the Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in Section 5.8 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to Bank by Company in accordance with the terms of the Agreement; and (d)

                                                                    EXHIBIT 10.6


no event of default, or any condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default, has occurred and is continuing under the Agreement as of the date hereof.

        3.      This Amendment shall be effective as of the date hereof.

        4. Except as modified hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

        5. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

        WITNESS the due execution hereof on the day and year first above written.

COMERICA BANK                           DURAKON INDUSTRIES, INC.

By:  Robert W. Porterfield              By:  Daniel W. Wright
   -------------------------               ------------------------
Its:  Vice President                    Its:  President & CEO
   -------------------------               ------------------------


                                      2